A BETTER STATE OF BANKING © 2025 Veritex Bank Member FDIC Investor Presentation April 23, 2025 NASDAQ: VBTX Veritex Holdings, Inc. First Quarter 2025 Results

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; turmoil in the banking industry, responsive measures to mitigate and manage such turmoil and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2024 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 Today’s Speakers Malcolm Holland Chairman & Chief Executive Officer • Over 42 years of banking experience in Dallas metropolitan area; 14 years at the Company • Served in various analyst, lending and executive management positions in Dallas area since 1982 Terry Earley Chief Financial Officer • Joined the Company in January 2019. • Over 40 years of banking experience • Previously served as CFO of Green Bancorp, CFO of Yadkin Financial, and Chief Financial and Operating Officer of RBC Bank Curtis Anderson Chief Credit Officer • Joined the Bank in January 2023 • Previously served as Chief Credit Officer at Texas Capital Bank and held various roles at Bank of America Will Holford Director of Strategic Corporate Development • Joined the Bank in 2011 • Previously served as Controller and Treasurer of the Bank • Named CFO successor starting July 1, 2025

1st Quarter 2025 Results

# 1Q25 Financial Highlights

## 1st Quarter 2025 Highlights and Execution

Operating EPS was $0.54
Year over Year Operating Net Income up **2%**
NIM up 11 bps quarter over quarter

### *Credit Risk Profile Stable*

- Criticized loans decreased approximately **26%** year over year
- Past due loans, excluding nonperforming loans, **decreased $20.3 million** quarter over quarter
- NPAs to total assets sit at **0.77%, down 5 bps** year over year

### *Balance Sheet Continues to Strengthen*

- Loan to Deposits decreased to **88.9%** from 91.7% in 1Q24
- Growth in capital with CET1 up 67 bps to **11.04%** at 1Q25 compared to 10.37% at 1Q24
- Repurchased 377,346 shares, or $9.5 million, of common stock outstanding during 1Q25
- Redeemed $75 million in subordinated debt that flipped to a SOFR+347 rate in November 2024.

| Balance Sheet[1] | Total |
|---|---|
| Total Loans | $9.5 |
| Total Deposits | $10.7 |

| | 1Q25 | 1Q25[2] | 1Q24 | 1Q24[2] |
|---|---|---|---|---|
| Key Performance Metrics | Reported | Operating | Reported | Operating |
| Net Income[3] | $29.1 | $29.7 | $24.2 | $29.1 |
| Diluted EPS | $0.53 | $0.54 | $0.44 | $0.53 |
| ROAA | 0.94% | 0.96% | 0.79% | 0.95% |
| ROATCE | 10.49% | 10.70% | 9.52% | 11.34% |
| Efficiency Ratio | 60.91% | 60.62% | 62.45% | 58.73% |

[1] Total loans and deposits $ in billions as of March 31, 2025.
[2] Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation.
[3] Net income $ in millions.

4

5 Credit Quality Summary • 2025 annualized net charge-offs are 0.17%, down from 0.21% in 2024 • Total past dues are down 66% quarter over quarter with the total amount past due representing 0.11% of the total loan portfolio 1Q24 2Q24 3Q24 4Q24 1Q25 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due Totals: $22,581 $15,322 $24,430 $30,951 $10,648 Past Due Trend % of Total Loans1 Annualized Net Charge-off Lookback ($ in millions) ($ in millions) NPAs / Total Assets 1 Total loans excludes Loans Held for Sale and nonaccrual Loans. 0.16% 0.25% 0.21% 0.17% 2022 2023 2024 1Q25 Net Charge-offs $43.7 $95.8 $79.2 $96.9 0.36% 0.77% 0.62% 0.77% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 2022 2023 2024 1Q25 1st Quarter 2025 Results

6 Quarterly Criticized Loans Credit Quality Summary • Criticized loans = $389.2 million, down $17.7 million quarter over quarter • Compared to 1Q24 criticized loans have decreased by 26% • CRE criticized sits at $180.6 million, down 21% from the end of 2024 ($ in millions) $350.3 $339.9 $283.5 $190.9 $161.2 $174.1 $158.5 $201.9 $216.0 $228.0 1Q24 2Q24 3Q24 4Q24 1Q25 Special Mention Substandard CRE Total Balance by Type compared to Criticized by Type $485.4 $524.4 $498.4 $406.9 1st Quarter 2025 Results $389.2 $326.8 $311.8 $300.7 $228.5 $180.6 1Q24 2Q24 3Q24 4Q24 1Q25 Quarterly CRE Criticized Loan Balance Trend($ in Millions) CRE Portfolio Breakdown Total by Sub-category Criticized Total % of Criticized to Total by Sub-category CRE Multifamily $1,065.2 $ 21.8 2.0% CRE Industrial $1,058.9 $ 14.2 1.3% CRE Other $ 649.2 $ 29.5 4.5% CRE Retail $ 570.7 $ 20.1 3.5% CRE Office $ 486.0 $ 58.6 12.1% CRE Hotel $ 455.1 $ 36.4 8.0%

7 Total ACL (% ACL to Total Loans2) Continued Strengthening of the Balance Sheet 104.1% 93.6% 89.3% 88.9% 2022 2023 2024 1Q25 Loan to Deposit Ratio 24.0% 20.5% 16.6% 13.7% 2022 2023 2024 1Q25 Reliance on Wholesale Funding1($ in millions) $91,052 $109,816 $111,745 $111,773 2022 2023 2024 1Q25 9.09% 10.29% 11.09% 11.04% 2022 2023 2024 1Q25 CET1 / Total RWA $9,123 $10,338 $10,753 $10,665 2022 2023 2024 1Q25 Deposit Growth 1.01% 1.19% 325.0% 320.2% 298.9% 295.4% 2022 2023 2024 1Q25 270.00% 280.00% 290.00% 300.00% 310.00% 320.00% 330.00% 340.00% CRE Concentration as % of RBC 1 Reliance on wholesale funding % is calculated at the Veritex Community Bank level. 2 % ACL to Total Loans, excluding MW, is 1.27% as of March 31, 2025. ($ in thousands) 1st Quarter 2025 Results

8 Capital Summary • Redeemed $75 million in subordinated notes on February 18, 2025 • Repurchased 377,346 shares of common stock during 1Q25 under the Stock Buyback Program and extended the program to March 31, 2026 • Despite an increase in unfunded commitments in 1Q25, RWA remains at $11.3 billion, down 6% YOY • CET1 remained relatively flat quarter over quarter • TBV increased $0.72 to $22.33 Capital Ratio 1Q25 Ratio % 1Q25 Capital $ 4Q24 Ratio % 4Q24 Capital $ CET1 Capital 11.04% $1,249.4 11.09% $1,247.5 Tier 1 Capital 11.31% $1,279.5 11.36% $1,277.6 Total Capital 13.46% $1,523.4 13.96% $1,570.7 Leverage 10.55% $1.279.5 10.32% $1,277.6 TCE/TA 9.95% $1,212.7 9.54% $1,177.9 Tangible Book Value Trend since IPO in 2014 CAGR 9.5% CAGR adding back dividends1 11.5% 1 Total dividends of $237.5 million included in the CAGR calculation. Increased Dividend to $.022 //Redemption of $75 Million in Sub Debt // Active in Buyback VHI Risk Weighted Assets Trend ($ in Millions) $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 $21.61 $22.33 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 ($ in Millions) 1st Quarter 2025 Results $12,000 $11,388 $11,248 $11,318 2022 2023 2024 1Q25

9 Allowance For Credit Losses Summary • General reserve reflects current national economic outlook on economy and recessionary risk • Weighted Moody’s forecast scenarios with 65% weighting on downside scenarios • General reserves represent 95% of the total ACL • Q-Factors represent 34 bps of the general reserve, excluding the impact of the incorporation of the downside forecasted scenarios in the ACL model 1.19% Coverage // ACL increase of 19 bps from 1Q23 1.00% 1.05% 1.14% 1.14% 1.15% 1.16% 1.21% 1.18% 1.19% 1.07% 1.10% 1.19% 1.19% 1.21% 1.23% 1.30% 1.25% 1.27% 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 ACL to Total Loans ACL to Total Loans, excluding MW ACL Coverage Trend Analysis 1st Quarter 2025 Results $10,086 $8,045 $6,504 $7,403 2022 2023 2024 1Q25 Unfunded Commitment Reserve Unfunded Commitment Reserve Trend

10 Year To Date Change in Loans Loans Summary • Total loans, excluding loans held for sale, decreased approximately $104 million for 1Q25 due to strong paydowns in CRE and ADC • Paydowns are occurring as guided in previous quarters • ADC production is expected to start funding in the second half of 2025 YOY and QOQ Payoff Totals (Outstanding Balances) Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other $23.5 $1,279.5 $1,498.5 $182.6 $339.2 ($116.0) $32.2 ($ in Millions) ($33.6) ($89.5) $20.2$15.8 ($0.8) 1st Quarter 2025 Results $64.0 ($ in Millions) $1,261.9 $2,878.9 $283.3 $748.4 YOY and QOQ Production Totals (Commitment Balances) ($ in Millions)

11 Breakdown of CRE by Term and ADC CRE By Type and Out of State Breakdown Term ADC Total Multifamily 782,412 282,815 1,065,227 Whs/Industrial 650,681 408,215 1,058,896 Retail 546,122 24,503 570,625 Office 466,630 19,414 486,044 Hotel 432,028 23,093 455,121 SFR - 362,285 362,285 Commercial and Other 176,270 110,675 286,945 Total 3,054,143 1,231,000 4,285,143 ($ in thousands) Breakdown of Out of State Total Loans $9,469,683 % of Total National Businesses $1,439,308 15.2% Mortgage Warehouse 306,406 Mortgage Servicing Rights 278,029 Lender Finance 510,540 Specialty Finance 182,167 USDA and SBA 162,166 Mortgage $285,220 3.0% Out of State $1,012,003 10.7% Texas CRE Developers 770,073 8.1% C&I / Shared National Credits 241,930 2.6% $ Out of State 166,396 331,169 108,530 30,136 96,633 10,550 26,659 770,073 1st Quarter 2025 Results

12 Year over Year Change in Deposits Continued Strengthening of Deposit Franchise Summary • Deposit growth was driven by $491 million in attractively priced deposits year over year, or an increase of 9.9% of attractive deposits • LDR decreased to 88.9% at 1Q25, below 90% for the third consecutive quarter • Wholesale funding reduced to 13.7% • $1.9 billion in time deposits mature over the next 2 quarters at a weighted average rate of 4.57% 8 Quarter Term Funding Maturity Schedule $1,034,804 $893,543 $323,287 $386,009 $7,791 $8,065 $5,070 $4,509 4.69% 4.43% 4.25% 4.16% 3.52% 3.53% 3.32% 3.39% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 0.00%213008 54426 17 8639 25 62852 34.161065 42 778 51 291 9704068.3917 76 82130 85 40343 93 94%556102. 869 11 0282 9 563 95 28 1408 36.6621 45834 53 74047162 25260 70. 973 9 3386 87 87%99 96 415112204.9325 13538 22 0751 30 5964 9.16 77 47 6590 56 9603264 73816 73.277029 81 81%242 90 3455 868307.481 15 98 94 24 5307 33 05520 41. 9733 50 13946 8 679159367 2172 75.7%85 8498 92 810011401 3224 9.9437 18 45650 26 9863 35 531 76 44.0789 52 611 502461 1715 9 8%928 78.222141 86 76354 95 3067503 8480 12.1 93 20 93206 9 4419 38 0632 46.5845 55 84058563 62%71 72 161 84 80.7097 9 24910 975123606 3336 14.8549 23 4762 31 91 75 40 86 88 9.02401 57 56%614666 10827 74 647040 83.253 91 71 66700 279 8 892 17.38105 25 8318 34 42531 42 96744 51.50%1 957760 049 70 883 77 196 85.65809 94 920022802 73235 11 27448 9.81661 28 374 361 87 45 4%300 53.92 513862 5726 71 05939 9 92152 88.1365 96 6778905 2191 13 723004 22.217 30 8430 9 3%643 47 9856 56.454 69964 982 73 532 95 82 07708 90.61921 9 1513 00734 16 256 24.774 33 3%2 87 41 856200 50 9413 8.93626067 47839 76 017052 84 565 93. 82 78101 6291 10 16904 8 708117 27.24%330 35543 44 3756 52 82 69161.49 82 9 995 78 8608 87 02821 95.5630034204 10247 12 64460 21%73 9.786 38 21 99 46 8312 55 33 525263. 8738 72 42951 80 962164 9 5077 98.0490306803 15 1%33016 23 6229 32.2442 40 7655 9 868 57 824 81366.3694 74 903 507 83 44720 91933400.55146 9 05%359 17 972 26 1385 34.673 98 43 216211 51 7424460637 8.8850 77 37063 85 976 94 453 89502. 9%702 11 53915 20 078128 8 61341 37.1554 4567 54 23 80562 79 93 71.3406 9 85619 88 9832 96 93%40045605.47258 14 0171 22 584 3197 9.61110 48 1323 56 74 536665 25749 73. 9962 82 332 75 90 87%88 9 41601707.9814 16 843027 25 02240 33 56453 42.1066 50 6479 94 92767 7305 76.24 518 84 8%731 93 3944801 85157 10.4270 8 9683 27 5096 36 0446009 44.222 53 1435861 6648 70 2861 8.7%7 74 87 887 95 824 500904 36713 12.90926 21 448139 9352 38 565 47.078 55 64 91964 19204 72 8%417 81.22630 9 76843 98 305005 006 847 15.8 23 996 32 45909 40 91122 9.53335 58 075 548066 61%761 75 174 83.2 87 92 2400100 7613 9 3826 17.8553039 26 9252 34 9365 43 4778 52.0191160 5%4104 9317 77 65 530 86.1743 94 7956203 255 69 11 982 20.3395 8 87808 37 4156021 45 9234 54. %447263 0660 71 573 80 17 86 8.6599 97 95 512305 73725 14 27938 22.818151 31 3364 9 877 48 42%90 56.9659003365 50216 74 04429 82642 91.1855 9 660 68408 281 16 794 25. 8707 33 82920 42 36%1133 50 90346 9.446 55946772 76 585 85 02 98 93.6411502 1624 10 8837 9 2263050 27.76263 36 30%76 44 8489 53902561.94115 70 4328 9 06 541 87 5754 96. 867604 625 80 13 1693 21 70606 30.24%819 866032 47 3245 55 85458664. 971 72 9384 81 477 97 90 01310 8.56 523707736 15 6949 24 1%8162 32.775 41 2588 9 9801 58 3369014766.87227 75 41440 83 9653 9266801.070 79 9 592 18 1%505 26 65718 35. 9931 43 731144 52 27357860 817 70 9.383 7796 86 42209 94 9422903.5635 12 05%848 20 973061 9 1374 37.6787 46 21700 54 7913963 84126 71.82339 80 367 552 8 9065 97 447 005. %5 9 14 540 23 0618 31 6831 40.176044 8 8257 57 2270065 7683 74.3096 82 847109 91322 9 9%7 535108.4748 17 0961 25 58 74 34 887 42.62600 51 16813 9 7079026168 24239 76.452 85 365 93 8%78202 480 91 10.9304 9 8517 28 02730 36 56943 45.101156 53 64692628 82 70 795 9.252008 87 9%221 96 33434304 87647 13.41860 21 983 73 3086 9 099 47.5712 56 1925364 654138 73 9351 81.73%8 564 90 2777 8 8190407 35203 15.416 24 4629 32 9842 41 586055 50.0568 8 981467 1394 75 67%907 84.217120 92 73335018 546 9 8759 18.372 26 98 85 35 4598 43 9611 52.53824561 0789037 9 61%250 78 1463 86. 876 95 2289603 7690102 12 30315 20.84528 9741 37 9954 46 41 67 55.080663 5%9 93 72 8806 80 622019 9.16232 97 70445706 24658 1471 23.393 84 31 897 40 4510 8 9723 57. 8%936766 024149 74 56362 83 109 75 91.64888005001 8 7214 17 2427 25.8640 34 3853 42 896 66 51 42%798 9.9692 68 50705 77 04918 857131 94.1344902 659 557 11 970 9 7383 28.278 96 36 81409 45 3%622 53835962.499048 70 9261 9 574 88 0587 96. 990 005 1310011 13 6732 22 21540 30.7753 9%66 47 81 79 56 392064.910 605 73 45818 81 92031 90 53244 9.07457107 6170 16 183 24103 96 33.2%309 41 7522 50 3735 8 85948167. 94161 75 9374 84 4710 87 93 01800201.55013 10 8226 8 62439 27 16%652 35.7065 44 24106 78 5291261 3504 9.8 Amount Wtd Avg Rate 12 Month Trend of Total Cost of Deposits Non Interest DDA Interest Bearing Checking Money Market Accounts Savings Wholesale Deposits Time Deposits ($ in Millions) 3.42% 3.42% 3.49% 3.48% 3.47% 3.44% 3.37% 3.21% 3.17% 3.09% 2.99% 2.88% 2.85% Total Cost of Deposits $76.9 $127.0 ($319.2) $137.4 ($124.6) 1st Quarter 2025 Results $15.0

1st Quarter 2025 Results

# Net Interest Income

## Summary

- Interest bearing deposit average rates down 33 bps QOQ
- 1Q25 NIM – 3.31%, up 11 bps from 4Q24
- 1Q25 total loans blended yield – 6.38%
- Average cost of total deposits – 2.91%, down 25 bps from 4Q24
- Improved interest rate sensitivity as a result of our restructured balance sheet

NII / NIM Trend
($ in Millions)



$100.8
$96.2
$100.1
$96.1
$95.4
3.24%
3.29%
3.30%
3.20%
3.31%
1Q24
2Q24
3Q24
4Q24
1Q25
Net Interest Income ("NII")
NIM

### Net Interest Income Rollforward

| *($ in thousand)* | |
|---|---|
| **4Q24 Net Interest Income** | **$96,141** |
| Impact of deposit rate changes | $5,619 |
| Impact of deposit volume | $1,888 |
| Impact of favorable mix changes in loans & deposits | $958 |
| Impact of debt securities volume and rate | $532 |
| Other | $531 |
| Impact of loan volume | ($2,122) |
| Impact of day count | ($2,133) |
| Impact of volume and rate of deposits in other banks | ($2,537) |
| Impact of loan rates | ($3,436) |
| **1Q25 Net Interest Income** | **$95,441** |

### Interest Rate Sensitivity[1]

| Interest Rate Scenario | 1Q25 Percentage Change From Base | EVE Shock Scenerio | 1Q25 Percentage Change From Base |
|---|---|---|---|
| Up 200 bps | 5.74% | Up 200 bps | -7.18% |
| Up 100 bps | 3.34% | Up 100 bps | -3.13% |
| BASE CASE | 0.00% | BASE CASE | 0.00% |
| Down 100 bps | -2.47% | Down 100 bps | 0.55% |
| Down 200 bps | -4.81% | Down 200 bps | -2.40% |

[1] Interest rate sensitivity is calculated using a static rate shock.

13

14 Investments and Liquidity Investment Summary • Represents 11.6% of total assets • 87.5% in AFS securities • Average life is 6.26 years • Next 12 month cashflow approximately $175 million • Effective duration = 3.61 Years • 1Q25 portfolio yield = 4.73% Liquidity Highlights • Total available liquidity up 13.5% year over year • Uninsured and uncollateralized deposits was 37.2% on March 31, 2025 • Executed a BOLI 1035 exchange to convert $18.1 million to new policies with an estimated earnback of 1.4 years Total Available Liquidity $5,321 $6,256 $6,197 $6,355 $6,504 $7,448 $6,617 $7,211 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 ($ in millions) 1st Quarter 2025 Results 18.5% 9.5% 18.8% 40.6% 7.0% 5.6% Corporate bonds Municipal securities MBS CMO Asset-backed securities Collateralized loan obligations Investment Portfolio % Mix

15 Operating Noninterest Income Noninterest Income and Expense Operating Noninterest Expense 38% 17% 21% 5% 18% Service charges and fees on deposit accounts Loan fees Government guaranteed loan income, net Customer swap income Other income 55% 7% 7% 8% 3% 4% 16% Salaries and employee benefits Occupancy and equipment Professional and regulatory fees Data processing and software expense Marketing Amortization of intangibles Other $66.8 Million $14.8 Million Summary • 1Q25 operating noninterest income = $14.8 Million, up 3% from 4Q24 • 1Q25 operating noninterest expense = $ 66.8 Million 1st Quarter 2025 Results

A BETTER STATE OF BANKING © 2025 Veritex Bank Member FDIC Supplemental Information Veritex Holdings, Inc. First Quarter 2025 Results

17 Reconciliation of Non-GAAP Financial Measures

18 Reconciliation of Non-GAAP Financial Measures

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING © 2025 Veritex Bank Member FDIC Investor Presentation April 23, 2025 NASDAQ: VBTX Veritex Holdings, Inc. First Quarter 2025 Results